Exhibit 99.1

Soliton, Inc.

5304 Ashbrook Drive

Houston, TX 77081

Soliton, Inc. Completes IPO and Begins Trading on Nasdaq Under Ticker Symbol “SOLY”

NEW YORK, HOUSTON and LOS ANGELES, February 19, 2019 -- Soliton, Inc. (NASDAQ: SOLY) (“Soliton” or the “Company”), a pre-revenue stage medical device company with a novel and proprietary platform technology licensed from The University of Texas on behalf of the MD Anderson Cancer Center (“MD Anderson”), today announced that its shares have commenced trading on the Nasdaq Capital Market under the symbol “SOLY”. Soliton closed its Regulation A+ Tier 2 offering (the "Offering") by selling 2,172,591 shares of its common stock at the IPO price of $5.00 each, resulting in aggregate gross proceeds of $10,862,955, before deducting underwriting commissions and other related expenses.  Boustead Securities, LLC (“Boustead”) was the sole underwriter of the Soliton initial public offering (“IPO”), the California-based investment bank’s second Nasdaq IPO of 2019.

“We are thrilled to begin trading on Nasdaq,” said Soliton CEO Chris Capelli. “The closing of Soliton’s IPO marks the beginning of a new chapter for our company and its dedicated investors, both long-term and those that have come on board in this Nasdaq IPO. We will continue to push forward with our proprietary technology for tattoo removal and for cellulite reduction by completing further clinical and preclinical trials before bringing the Soliton’s Rapid Acoustic Pulse (“RAP”) shockwave device to a large addressable market,” Capelli stated.

“Congratulations to Soliton CEO Chris Capelli and the entire Soliton team for a promising trading debut on Nasdaq,” said Boustead’s Head of Equity Capital Markets, Dan McClory. “The successful completion of the first Reg A+ IPO on Nasdaq or the NYSE in over one year by any company is a particularly important milestone, and it says a lot about the resilience and commitment of Soliton, its investors, advisors, and underwriter,” McClory concluded.

The Company intends to use the net proceeds of the IPO offering primarily to develop and commercialize the RAP device; conduct further clinical trials for new indications; pay license fees and fund research and development; and for general working capital.

Soliton’s patented RAP device uses acoustic shockwaves that, in clinical trials, accelerated the speed of tattoo removal when used in conjunction with lasers, delivering results in as little as 2 to 3 treatments versus the 10 to 12 average with the current standard of care lasers alone. In addition to tattoo removal, Soliton discovered other capabilities of its technology during preclinical testing. Among them, the Company observed that their RAP device may have the potential to improve skin laxity as well as the appearance of cellulite by creating mechanical stress at the cellular level and inducing collagen growth. These clinical and preclinical trials are in early stages and intended as a proof-of-concept and there are no assurances that the trials will have a successful outcome.

An offering circular on Form 1-A relating to this U.S. offering was filed with the Securities and Exchange Commission (“SEC”) and was qualified by the SEC as of November 27, 2018. The offering of these securities was made only by means of an offering circular on Form 1-A. The final offering circular is available at https://www.flashfunders.com/soliton, https://www.sec.gov or may be obtained from Boustead Securities at +1 (949) 502-4409 or offerings@bousted1828.com

About the Company

Soliton, Inc. is a pre-revenue stage medical device company with a novel and proprietary platform technology licensed from MD Anderson. The Company’s first commercial product uses rapid pulses of designed acoustic shockwaves to dramatically accelerate the removal of unwanted tattoos. The Company is based in Houston, Texas, and is actively engaged in bringing this device to the market. The Company expects to file for premarket clearance with the U.S. Food and Drug Administration ("FDA") for its first device in the first quarter of 2019 and expects to receive clearance to market the device in mid-2019. For more information about the Company, please visit: http://www.soliton.com.

About Boustead Securities, LLC

Boustead Securities, LLC (“Boustead”) is an investment banking firm that executes and advises on IPOs, mergers and acquisitions, capital raises and restructuring assignments in a wide array of industries, geographies and transactions, for a broad client base. Boustead’s core value proposition is the ability to create opportunity through innovative solutions and tenacious execution. With experienced professionals in the United States and around the world, Boustead’s team moves quickly and provides a broad spectrum of sophisticated financial advice and services. For more information about Boustead, please visit www.boustead1828.com

CONTACT:

Boustead Securities, LLC:

Dan McClory, Head of Equity Capital Markets

+1 (949) 502 4408

dan@boustead1828.com

About FinTech Global Markets, Inc.

FinTech Global Markets, Inc. (“FTGM”) was founded in 2012 and is headquartered in Southern California. FTGM owns and operates a FINRA member broker-dealer, FinTech Clearing, LLC; FlashFunders Shareholder Services, LLC, a SEC-registered transfer agent; FlashFunders Funding Portal, LLC, a FINRA member funding portal; and two investment advisors, Maco.la Management, Inc. and Initiate Advisors, LLC. Through these subsidiaries, FTGM operates a U.S.-based online securities platform whose underlying technology and regulatory infrastructure are designed to enable issuers to engage in Regulation D, Regulation A (known as Reg A+), Regulation S, Regulation CF and fully registered S-1 and F-1 Initial Public Offerings on NASDAQ in compliance with applicable federal, state and non-U.S. securities laws.  www.flashfunders.com

This press release is neither an offer to sell nor a solicitation of an offer to buy any securities of the Company, including without limitation the common stock nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from registration, nor shall there be any offer, solicitation or sale of any of the Company's securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Regulation A+ Offerings

An Offering Circular regarding Soliton, Inc. (“Soliton”) has been filed with the Securities and Exchange Commission (“SEC”). The SEC has qualified the Soliton Offering Circular, which only means that we may make sales of the securities described in its Offering Circular. It does not mean that the SEC has approved, passed upon the merits, or passed upon the accuracy or completeness of the information in Soliton’s Offering Circular. You may obtain copies of the Offering Circular for Soliton here: https://www.sec.gov/Archives/edgar/data/1548187/000162827918000315/soliton253g2.htm

Liquidity Risk-Regulation A+ Offerings

An investment in Soliton has a high degree of risk, including, but not limited to, a small equity market capitalization and lack of significant public float, which may impair the liquidity of these investments. Soliton can make no assurances about the success of its products, licensing or marketing efforts; consequently, investors in Soliton may lose some or all of their investments.

Safe Harbor Statement

The Company has made statements in this press release that are considered "forward-looking statements" which are usually identified by the use of words such as "anticipates," "believes," "estimates," "expects," "intends," "may," "plans," "projects," "seeks," "should," "will," and variations of such words or similar expressions. All statements other than statements of historical fact in this press release are forward-looking statements. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control. For further discussion of the factors that could affect outcomes, please refer to the risk factors set forth in the "Risk Factors" section of the Final Offering Circular. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or circumstances, or changes in the Company’s expectations, except as may be required by law. Although the Company believes that the expectations expressed in these forward-looking statements are reasonable, it cannot assure you that such expectations will turn out to be correct, and the Company cautions investors that actual results may differ materially from the anticipated results.